UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2018

LIFEPOINT HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On February 26, 2018, LifePoint Health, Inc., a Delaware corporation (the “Company”), filed a prospectus supplement (the “Conemaugh Prospectus Supplement”) for the purpose of registering for resale from time to time an aggregate 290,514 shares of the Company’s common stock, par value $.01 per share (the “Conemaugh Shares”), underlying a warrant currently held by 1889—CHS Foundation, Inc. f/k/a Conemaugh Health System Inc. (“Conemaugh”). Also on February 26, 2018, the Company filed a prospectus supplement (the “Watertown Prospectus Supplement” and, together with the Conemaugh Prospectus Supplement, the “Prospectus Supplements”) for the purpose of registering for resale from time to time an aggregate 55,024 shares of the Company’s common stock, par value $.01 per share (the “Watertown Shares”), underlying a warrant currently held by Greater Watertown Community Health Foundation, Inc. f/k/a Watertown Regional Medical Center, Inc. (“Watertown”). The Prospectus Supplements form a part of the Company’s effective registration statement on Form S-3 (No. 333-223236) filed by the Company with the U.S. Securities and Exchange Commission. The shares of common stock covered by the Prospectus Supplements represent shares of common stock previously registered but unsold under prospectus supplements, filed on August 31, 2015 and August 31, 2016, to the prospectus contained in our prior registration statement on Form S-3 (File No. 333-202368).  The Prospectus Supplements are being filed to maintain, in compliance with the warrants held by Conemaugh and Watertown, an effective registration of the resale of the shares of our common stock issuable under such warrants.

The Company will not receive any proceeds from the sale of the Conemaugh Shares by Conemaugh or the sale of the Watertown Shares by Watertown.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

5	Opinion of Waller Lansden Dortch & Davis, LLP

23	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HEALTH, INC.

	By:	/s/ Jennifer C. Peters
	Name:	Jennifer C. Peters
	Title:	General Counsel and Corporate Secretary
Date: February 26, 2018